United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 26, 2005
Date of report (date of earliest event reported)
EMISPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-10615
(Commission File Number)
13-3306985
(I.R.S. Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)
914-347-2220
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.03 Material Modifications to Rights of Security Holders
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 5.03 Amendments to Articles of Incorporation or By-Laws
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1 Amendment to the By-Laws of Emisphere Technologies, Inc.
EX-4.1 Amendment to Restated Rights Agreement
EX-10.1 Senior Secured Loan Agreement
EX-10.2 Form of Convertible Note
EX-10.3 Investment and Exchange Agreement
EX-10.4 Amendment to Warrant A3
EX-10.5 Amendment to Warrant A4
EX-10.6 Form of Warrant between the Company and MHR
EX-10.7 Pledge and Security Agreement
EX-10.8 Registration Rights Agreement
EX-99.1 Statement Regarding the Resignation of Michael E. Black
EX-99.2 Statement Regarding the Resignation of Arthur Dubroff

Item 1.01 Entry into a Material Definitive Agreement
Senior Secured Loan Agreement
     On September 26, 2005, Emisphere Technologies, Inc. (the “Company”) executed a Senior Secured Loan Agreement (the “Loan Agreement”) with MHR Institutional Partners IIA LP (together with its affiliated funds, “MHR”). The Loan Agreement provides for a seven year, $15 million secured loan from MHR to the Company at an interest rate of 11% (the “Loan”). The Loan is secured by a first priority lien in favor of MHR on substantially all of the assets of the Company. The proceeds from the Loan were disbursed to a restricted account of the Company and the Company’s right to access the Loan proceeds is conditioned upon the requested amounts for any period not being in excess of 103% of amounts in the Company’s budget for such period as well as the Company’s certification that no event of default has occurred, no material adverse change has occurred and the Company’s representations and warranties under the Loan Agreement continue to be true and correct. Interest on the Loan compounds monthly. The Loan Agreement requires the Company to hold a special meeting of its stockholders for the purpose of obtaining stockholder approval in order to permit the exchange of the Loan for a senior secured convertible note (the “Convertible Note”) with substantially the same terms as the Loan Agreement, except that the Convertible Note will be convertible, at the sole discretion of MHR, into shares of the Company’s common stock at $3.78, interest will be payable in kind rather than in cash and the Company will have the right to call the note in 2010 if certain conditions are satisfied. If stockholders of the Company do not approve the conversion of the Loan into the Convertible Note, the Loan Agreement provides for the immediate repayment of the Loan and certain additional penalty amounts calculated as set forth in the Loan Agreement. The Company intends to use the proceeds of the Loan to fund its clinical development programs in oral heparin and insulin and for general corporate purposes.
     Copies of the Loan Agreement and the form of Convertible Note to be entered into upon conversion of the Loan are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.
     In connection with the Company’s execution of the Loan Agreement, the Company also entered into the following agreements on September 26, 2005.
Investment and Exchange Agreement
     The Investment and Exchange Agreement, between the Company and MHR (the “Investment Agreement”), obligates the Company to take certain actions in connection with the execution of the Loan Agreement, including (i) electing a representative of MHR (the “MHR Director”) to the Board of Directors of the Company (the “Board”); (ii) electing an independent director mutually selected by the Company and MHR (the “Mutual Director”) to the Board; (iii) appointing a representative of MHR to act as a Board observer (the “MHR Observer”) solely in a non-voting capacity; (iv) entering into amendments to each of the two warrants issued by the Company on March 31, 2005 to certain entities controlled by MHR (the “Existing MHR Warrants”) in order to provide additional anti-dilution protection thereunder; (v) agreeing to issue warrants to purchase up to 617,211 shares of the Company’s Common Stock to MHR at any time following the date that is more than 45 days after September 26, 2005, with such warrant to have the same terms and conditions applicable to the Existing MHR Warrants, as amended (the “New Warrant”); (vi) entering into the Registration Rights Agreement (as described below); and (vii) entering into an amendment to the Company’s Rights Plan (as described below). Additionally, the Investment Agreement sets forth the conditions precedent which must be satisfied prior to MHR exercising its option to exchange the Loan for the Convertible Note and requires the Company to hold a special meeting of stockholders within 90 days of September 26, 2005 in order to approve the issuance of the Convertible Note, to elect the MHR Director and the Mutual Director to the Board and to prepare a proxy statement relating to such meeting. The Investment Agreement also contains customary representations and warranties of the Company and MHR and provides for the Company’s indemnification of MHR upon the occurrence of certain events enumerated in the Investment Agreement.
     A copy of the Investment Agreement is attached hereto as Exhibit 10.3. Copies of the amendments to the Existing MHR Warrants are attached hereto as Exhibits 10.4 and 10.5. A copy of the Form of the New Warrant is attached hereto as Exhibit 10.6.
Pledge and Security Agreement
     The Company and MHR entered into a Pledge and Security Agreement which provides that the Loan is secured by a first priority lien in favor of MHR against substantially all of the Company’s assets.
     A copy of the Pledge and Security Agreement is attached hereto as Exhibit 10.7.
Registration Rights Agreement
     The Registration Rights Agreement between the Company, MHR and any of MHR’s respective assignees that join the Registration Rights Agreement (together with MHR, the “Holders”) obligates the Company to file a shelf registration statement on Form S-3 within 30 days of September 26, 2005 in order to register the resale of any Registrable Securities (as defined in the Registration Rights Agreement) of the Company held by the Holders and to file an additional shelf registration statement on Form S-3 within 30 days following the date of the exchange of the Loan into the Convertible Note in order to register the resale of (a) the Convertible Note, (b) the common stock of the Company issued upon conversion of the Convertible Note, and (c) any other securities that may be held by the Holders with respect thereto. The Registration Rights Agreement also obligates the Company to provide certain additional registration rights to the Holders, including the right to demand that the Company file a registration statement in order to permit the Holders to sell Registrable Securities held by the Holders, piggy-back rights and the right to participate in any other registered offering of Registrable Securities by the Company, and the right to make an unlimited number of requests upon the Company to register the resale of the Company’s Registrable Securities held by the Holders on Form S-3. Pursuant to the Registration Rights Agreement, the Company is not obligated to effect more than three Demand Registrations (as defined in the Registration Rights Agreement) on the part of any Holder of 10% or more of the Company’s Registrable Securities.

     In addition, the Registration Rights Agreement includes customary suspension, underwriter “cut back,” indemnification, expense reimbursement and contribution provisions.
     A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.8.
Amendment of the Existing MHR Warrants
     The Company entered into amendments of Warrants A3 and A4 which were previously issued by the Company on March 31, 2005 to MHR Capital Partners (100) LP and MHR Capital Partners (500) LP, as assignee for MHR Capital Partners LP, respectively (collectively, the “Warrant Amendments”), in order to provide for additional anti-dilution protection in the event that the Company issues (or is deemed to have issued) shares of its capital stock for consideration less than the then current Market Price, as such term is defined in the Warrant Amendments.
Rights Plan Amendment
     The Board approved Amendment No. 1 (the “Rights Amendment”) to the Rights Agreement dated as of February 23, 1996 and restated as of July 7, 2001 by and between the Company and Mellon Investors Services LLC, as rights agent (the “Rights Agreement”). The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to MHR. In all other respects, the Rights Agreement remains in full force and effect.
     A copy of the Rights Amendment is attached hereto as Exhibit 4.1.
     The above descriptions of the Senior Secured Loan Agreement, the Convertible Note, the Investment Agreement, the Warrant Amendments, the New Warrant, the Pledge and Security Agreement, the Registration Rights Agreement and the Rights Plan Amendment are qualified in their entirety by reference to the text of the agreements, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement
     On September 26, 2005, the Company terminated its Common Stock Purchase Agreement with Kingsbridge Capital Limited (“Kingsbridge”), which had provided for the commitment of Kingsbridge to purchase up to $20 million of the Company’s common stock. Termination of this agreement was required as a condition to the closing of the Loan Agreement with MHR.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     Information concerning the Company’s Loan Agreement with MHR is set forth in Item 1.01, which information is incorporated herein by reference.
Item 3.03 Material Modifications to Rights of Security Holders
     In connection with entering into the Loan Agreement, on September 26, 2005, the Board approved Amendment No. 1 (the “Rights Amendment”) to the Rights Agreement dated as of February 23, 1996 and restated as of July 7, 2001 by and between the Company and Mellon Investors Services LLC, as rights agent (the “Rights Agreement”). The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to MHR. In all other respects, the Rights Agreement remains in full force and effect. A copy of the Rights Amendment is attached hereto as Exhibit 4.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As condition to the consummation of the Loan Agreement as described in Item 1.01 herein and pursuant to the Investment Agreement, the Board appointed Dr. Mark H. Rachesky as a new member of the Board, effective September 26, 2005 as the MHR Director. Dr. Rachesky has been named to the Compensation Committee and the Governance and Nominating Committee.
     Dr. Rachesky is the founder and president of MHR Fund Management LLC, the Company’s largest shareholder and the parent company of MHR Institutional Partners IIA LP, the lender in the transaction described in Item 1.01 above. As of March 31, 2005, MHR Capital Partners LP and MHR Capital Partners (100) LP, both of which are affiliated with MHR Fund Management LLC, participated in an equity offering by the Company, in which they purchased 2.5 million units, consisting of one share of common stock and a warrant to purchase 0.375 shares of common stock, at a price of $3.935 per unit, with an aggregate purchase price of approximately $9.8 million.
     On September 29, 2005, Michael E. Black resigned from the Board. Mr. Black was chairperson of the Governance and Nominating Committee and a member of both the Compensation Committee and Audit Committee of the Board. A statement issued by Mr. Black is attached hereto as Exhibit 99.1. The Company has no objection to the content of the statement.
     In connection with Mr. Black’s resignation, the Board approved the acceleration of the vesting of 2,770 shares of common stock of the Company which were subject to a certain restricted stock agreement between Mr. Black and the Company dated May 24, 2005 and 7,000 options to purchase common stock of the Company which were granted on December 11, 2003 pursuant to the Company’s Director Stock Plan.
     On September 29, 2005 Arthur Dubroff resigned from the Board. Mr. Dubroff was chairperson of the Audit Committee of the Board. A statement issued by Mr. Dubroff is attached hereto as Exhibit 99.2. The Company has no objection to the contents of the statement.
     In connection with Mr. Dubroff’s resignation, the Board approved the acceleration of the vesting of 2,770 shares of common stock of the Company which were subject to a certain restricted stock agreement between Mr. Dubroff and the Company dated May 24, 2005.
ITEM 5.03 Amendments to Articles of Incorporation or By-Laws
In connection with the transactions contemplated by the Loan Agreement and the Investment Agreement, on September 29, 2005, the Board approved amendments to the Company’s By-Laws (the “By-Laws”), which became effective as of such date in order to provide that:
•	The MHR Director may be nominated for election to the Board by MHR for so long as MHR shall continue to hold at least 2% of the shares of the Company’s outstanding Common Stock and that the MHR Director shall, to the extent permitted by law or any applicable rule or listing standard of any applicable securities exchange or market, be a member of each committee of the Board;

•	MHR and the Board shall promptly select the Mutual Director, the Mutual Director shall be nominated for election to the Board and the Board shall elect the Mutual Director;

•	MHR shall have the right to appoint the MHR Observer and the MHR Observer shall have the right to attend meetings of the Board and any committees thereof, solely in a non-voting capacity, and to receive all notices, written materials and other information given to directors in connection with such meetings, subject only to attorney-client privilege considerations;

•	The number of directors on the Board shall be fixed at five (instead of seven as was previously the case), and that such number may be decreased by action of the Board taken by the affirmative vote of a majority of the whole Board and that such number of directors may only be increased upon the unanimous vote or unanimous written consent of the Board;

•	Any vacancy on the Board created by the resignation, removal or other discontinuation of service as a member of the Board of the MHR Director shall be filled by an individual designated by the MHR Director prior to the effectiveness of such vacancy, other than in the case of removal of the MHR Director for cause;

•	Any vacancy on the Board created by the resignation, removal or other discontinuation of service as a member of the Board of the Mutual Director shall only be filled by an individual who shall have been nominated or approved in writing by both a majority of the Board and MHR;

•	The existing removal provisions of the By-Laws be deleted in their entirety and replaced with provisions providing that any director, other than the MHR Director and the Mutual Director, may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the election of directors and that the MHR Director and the Mutual Director, may be removed, with or without cause, by the affirmative vote of the holders of at least 85% of the shares of common stock outstanding and entitled to vote at the election of directors, provided that the stockholder vote requirement shall cease to have any force or effect after MHR shall cease to hold at least 2% of the shares of the Company’s outstanding common stock.;

•	A quorum for the transaction of business must include the MHR Director and the Mutual Director while in office instead of a mere majority of the Board;

•	The rights in the By-Laws appurtenant to MHR may only be altered, amended or repealed with the unanimous vote or written consent of the Board or the affirmative vote of the holders of at least 85% of the shares of common stock outstanding and entitled to vote at the election of directors, provided that the stockholder vote requirement shall cease to have any force or effect after MHR shall cease to hold at least 2% of the shares of the Company’s outstanding common stock; and

•	The Board may not adopt any resolution setting forth, or call any meeting of stockholders for the purpose of approving, any amendment to the By-Laws that would affect the rights of MHR set forth therein without a vote in favor of such resolution by the MHR Director for so long as MHR continues to hold at least 2% of the shares of the Company’s outstanding common stock.
     The amendments to the By-Laws, as described herein, are attached as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.
     The Board of Directors also amended Section 2.7 of the By-Laws to repeal the amendment made to that Section 2.7, as reported on Form 8-K filed with the Securities and Exchange Commission on July 6, 2005, through unanimous written consent effective as of the date of the consummation of the transaction with MHR as described in Item 1.01 of this Current Report on Form 8-K.
ADDITIONAL INFORMATION ABOUT THE TRANSACTION WITH MHR
     Neither this Current Report on Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Current Report on Form 8-K is summary in nature and does not provide all of the important information with respect to Senior Secured Loan Agreement and the transactions contemplated thereby including, without limitation, the potential issuance of the Convertible Note. The Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”) in order to seek stockholder approval of the issuance of the Convertible Note, amendments to the Company’s Certificate of Incorporation, and certain other matters contemplated by the senior secured loan transaction. The Company’s stockholders are encouraged to read the proxy statement when it becomes available because it will contain important information. A definitive proxy statement will be sent to the Company’s stockholders. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company with the SEC, for free at the SEC’s website at www.sec.gov, and at the Company’s website, www.emisphere.com. Copies of the proxy statement and other documents filed by the Company with the SEC may also be obtained free of charge by directing requests to the Company’s Investor Relations department, 765 Old Saw Mill River Road, Tarrytown, New York 10591.
     The Company and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders. These individuals may have an interest in the proposed issuance of the convertible note, the related issuance of common stock, or both. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 3.1	Amendment to the By-Laws of Emisphere Technologies, Inc. (Filed herewith).

Exhibit 4.1	Amendment to Restated Rights Agreement between Emisphere Technologies, Inc. and Mellon Investor Services LLC, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.1	Senior Secured Loan Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.2	Form of Convertible Note between the Company and MHR. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.3	Investment and Exchange Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.4	Amendment to Warrant A3 by and between the Company and MHR Capital Partners (100) LP dated March 31, 2005, filed as Exhibit 10.5 to the Quarterly Report on Form 10-Q as filed with the SEC on May 12, 2005. (Filed herewith).

Exhibit 10.5	Amendment to Warrant A4 by and between the Company and MHR Capital Partners (500) LP, as assignee for MHR Capital Partners LP, dated March 31, 2005, filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q as filed with the SEC on May 12, 2005. (Filed herewith).

Exhibit 10.6	Form of Warrant between the Company and MHR. (Filed herewith).

Exhibit 10.7	Pledge and Security Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.8	Registration Rights Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith).

Exhibit Number	Description

Exhibit 99.1	Statement regarding the Resignation of Michael E. Black from the Board of Directors of Emisphere Technologies, Inc., dated September 29, 2005. (Filed herewith).

Exhibit 99.2	Statement regarding the Resignation of Arthur Dubroff from the Board of Emisphere Technologies, Inc., dated September 29, 2005. (Filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: September 30, 2005	By:	/s/ Elliot M. Maza

Name: Elliot M. Maza
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 3.1	Amendment to the By-Laws of Emisphere Technologies, Inc. (Filed herewith).

Exhibit 4.1	Amendment to Restated Rights Agreement between Emisphere Technologies, Inc. and Mellon Investor Services LLC, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.1	Senior Secured Loan Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.2	Form of Convertible Note between the Company and MHR. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.3	Investment and Exchange Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.4	Amendment to Warrant A3 by and between the Company and MHR Capital Partners (100) LP, as assignee for MHR Capital Partners LP, dated March 31, 2005, filed as Exhibit 10.5 to the Quarterly Report on Form 10-Q as filed with the SEC on May 12, 2005. (Filed herewith).

Exhibit 10.5	Amendment to Warrant A4 by and between the Company and MHR Capital Partners (500) LP dated March 31, 2005, filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q as filed with the SEC on May 12, 2005. (Filed herewith).

Exhibit 10.6	Form of Warrant between the Company and MHR. (Filed herewith)

Exhibit 10.7	Pledge and Security Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith). (Exhibits, schedules or similar

Exhibit
Number	Description
attachments to this Exhibit have not been filed; upon request, the Company will furnish supplementally to the SEC a copy of any such exhibit or schedule).

Exhibit 10.8	Registration Rights Agreement between the Company and MHR, dated September 26, 2005. (Filed herewith).

Exhibit 99.1	Statement regarding the Resignation of Michael E. Black from the Board of Directors of Emisphere Technologies, Inc., dated September 29, 2005. (Filed herewith).

Exhibit 99.2	Statement regarding the Resignation of Arthur Dubroff from the Board of Emisphere Technologies, Inc., dated September 29, 2005. (Filed herewith).